UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

NOVABAY PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NovaBay CEO Letter to Stockholders Urges a FOR Vote at Upcoming Reconvened Special Meeting

Stockholders are urged to vote FOR Proposal One and Proposal Two before the reconvened Special Meeting scheduled for December 18

EMERYVILLE, Calif. (December 9, 2024) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”) announces that Chief Executive Officer Justin Hall has issued the following Letter to Stockholders:

To My Fellow Stockholders,

You have the opportunity to approve a transaction that I fully support and that our Board of Directors unanimously believes is in your best interest. Through the proposed sale of NovaBay’s eyecare business and Avenova® brand to PRN Physician Recommended Nutriceuticals, LLC (“PRN”), NovaBay will be able to monetize the value of an asset that has been built over the past decade.

Following a comprehensive evaluation of the proposed transaction, with assistance from independent financial and legal advisors, our Board unanimously recommended that stockholders approve two proposals at the Special Meeting. The first provides for the sale of our Avenova eyecare business to PRN and the second proposal provides for the proposed liquidation and dissolution of the Company. The completion of the asset sale transaction and the dissolution both require approval from a majority of our outstanding shares. Although both of these proposals received significant support at the Special Meeting convened on November 22, 2024, we did not reach the majority of outstanding shares threshold that is required to approve each of these proposals. As such, we are reconvening the Special Meeting on Wednesday, December 18, 2024 to allow additional time for stockholders to vote on Proposal One (the Asset Sale Proposal) and Proposal Two (the Dissolution Proposal), as detailed below.

If you have not yet voted, please do so NOW!

If you have already voted and do not wish to change your vote, you do not need to do anything as your prior vote will be counted at the new Special Meeting. However, if you have not voted, we urge you to do so immediately. If you held shares as of our October 15, 2024 record date you have the right to vote those shares, even if you subsequently sold them. If you need help voting, please call our proxy solicitor, Sodali & Co., at 800-607-0088.

This transaction allows NovaBay to realize the significant value that has been built in the Avenova brand, while placing it in competent hands to carry it forward. PRN is a well-established eyecare company committed to providing best-in-class products that support ocular health. PRN has both the resources and the leadership to support the brand’s continued growth through an existing network of more than 5,000 eyecare professionals. More people are using Avenova branded products now than ever before, and with the resources and synergies that PRN can provide, we expect that number to continue to grow.

The following is a more detailed overview of the two proposals being considered by stockholders:

●

Proposal One is a proposal to approve the sale of Avenova, representing substantially all of the assets of NovaBay (the “Asset Sale”), pursuant to the Asset Purchase Agreement, dated September 19, 2024, by and between NovaBay and PRN.

●

Proposal Two is a proposal to approve the liquidation and dissolution of NovaBay pursuant to the Plan of Complete Liquidation and Dissolution of the Company (the “Plan of Dissolution”) which, if approved, will authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution, and pursuant to the discretion of the Board of Directors to proceed with the dissolution.

Because of the minimum vote thresholds for Proposals One and Two, every vote matters, regardless of how many shares you own. Please submit your proxy as soon as possible. The fastest and easiest way to vote is by telephone or over the Internet, as described below.

Thank you for your investment in NovaBay and for taking the time to vote your shares.

Sincerely,

Justin M. Hall, Esq.

Chief Executive Officer

Special Meeting of Stockholders Voting Instructions

The Special Meeting of Stockholders will reconvene in a virtual format and stockholders will be able to listen and participate in the virtual special meeting, as well as to vote and submit questions, by visiting http://www.virtualshareholdermeeting.com/NBY2024SM and entering the 16‐digit control number included in their proxy card.

NovaBay encourages all stockholders as of the record date of October 15, 2024 who have not yet voted their shares on Proposal One or Proposal Two, or are uncertain if their shares have been voted on Proposal One or Proposal Two, to contact their broker or bank. Our Board of Directors and management request that all votes on Proposal One and Proposal Two be made as soon as possible, but no later than December 17, 2024 at 11:59 p.m. Eastern time.

If you previously submitted your proxy or otherwise voted on Proposal One and Proposal Two at the Special Meeting of Stockholders when it was convened on November 22, 2024 and you do not want to change your vote, you do not need to take any action. For questions related to the voting of shares or to request additional or misplaced proxy voting materials, please contact NovaBay’s proxy solicitor, Sodali & Co., at 800-607-0088.

As described in the Special Meeting Proxy Statement, a stockholder may use one of the following methods to vote their shares of common stock, or to change their previously submitted vote, before the December 18, 2024 reconvened Special Meeting with respect to Proposal One or Proposal Two:

●

By Internet – www.proxyvote.com. You may vote online to transmit your voting instructions up until 11:59 p.m. Eastern time on December 17, 2024. Go to www.proxyvote.com to vote. You must have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

●

By telephone – 800-690-6903. You may vote using a touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on December 17, 2024. Call 800-690-6903 to vote. You must have your proxy card in hand when you call this number and then follow the instructions.

●	By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Votes must be received by 11:59 p.m. Eastern time on December 17, 2024 to be counted. After this time, votes can only be cast during the adjourned Special Meeting on December 18, 2024 at 11:00 a.m. Pacific time at http://www.virtualshareholdermeeting.com/NBY2024SM.

About NovaBay Pharmaceuticals, Inc.

NovaBay’s leading product Avenova® Lid & Lash Cleansing Spray is often recommended by eyecare professionals for blepharitis and dry eye disease. Manufactured in the U.S., Avenova spray is formulated with NovaBay’s patented, proprietary, stable and pure form of hypochlorous acid. All Avenova products are available directly to consumers through online distribution channels such as Amazon.com and Avenova.com.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Asset Sale (including the Asset Purchase Agreement, by and between PRN Physician Recommended Nutriceuticals, LLC and the Company, dated as of September 19, 2024 and as amended on November 5, 2024), the potential liquidation and dissolution of the Company and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the U.S. Securities and Exchange Commission (“SEC”) and the Special Meeting Proxy Statement, as supplemented including by the Supplement to the Special Meeting Proxy Statement dated as of November 12, 2024, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on October 16, 2024, NovaBay filed the Special Meeting Proxy Statement with the SEC with respect to the Special Meeting that was being held in connection with the Asset Sale and a potential voluntary liquidation and dissolution of NovaBay. Promptly after filing the Special Meeting Proxy Statement with the SEC, NovaBay mailed the Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Asset Sale and potential dissolution. Subsequently, the Company filed a Supplement to the Special Meeting Proxy Statement on November 12, 2024 and convened the Special Meeting on November 22, 2024, which was adjourned until December 18, 2024. STOCKHOLDERS ARE URGED TO READ THE SPECIAL MEETING PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT NOVABAY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Special Meeting Proxy Statement, any amendments or supplements thereto, and any other relevant documents filed by NovaBay with the SEC in connection with the Asset Sale and potential dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://novabay.com/investors/) or by writing to NovaBay Pharmaceuticals, Inc., Investor Relations, 2000 Powell Street, Suite 1150, Emeryville, CA 94608. The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Participants in the Solicitation

NovaBay and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NovaBay’s stockholders in connection with the Asset Sale and the potential dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the Asset Sale and the potential dissolution, including their respective ownership of the Company’s common stock and other securities is contained in the Special Meeting Proxy Statement. In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 26, 2024, as amended on March 29, 2024 and as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

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Avenova Purchasing Information

For NovaBay Avenova purchasing information:

Please call 800-890-0329 or email sales@avenova.com

Avenova.com

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

jhall@novabay.com

Investor Contact

Alliance Advisors IR

Jody Cain

310-691-7100

jcain@allianceadvisors.com

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